                                                                   EXHIBIT 10.13

                           INVESTORS' RIGHTS AGREEMENT

         This INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made and entered into this 25th day of September, 1996, by and among Steven Myers & Associates, Inc. (the "Company"), the shareholders of the Company whose names appear on the signature pages hereto (each, individually, a "Shareholder," and collectively, the "Shareholders"), J. Christopher Lewis, Trustee of the RB Trust Dated June 28, 1993 (the "Trustee"), J. Christopher Lewis and Patrick C. Haden. Messrs. Lewis, Haden and the Trustee are referred to individually herein as "Investor" and collectively as "Investors."

                                   BACKGROUND

         A. The execution of this Agreement is a condition to the consummation of the transactions contemplated by that certain Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of September 25, 1996 by and among the Company, the Shareholders and Investors pursuant to which Investors have agreed to purchase certain shares of the Company's common stock ("Common Stock") from the Shareholders.

         B. Steven S. Myers ("Myers"), one of the Shareholders, is a founder of the Company.

         C. In consideration of the benefits to be derived from the consummation of the transactions contemplated by the Securities Purchase Agreement, the Company and the Shareholders (including Myers, who is entering into certain agreements which the other Shareholders are not entering into) desire to enter into this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein, and for good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Certain Covenants.

                 1.1 Inspection Rights. So long as Investors together own at least 40% of the Common Stock initially purchased by Investors pursuant to the Securities Purchase Agreement ("Investors' Initial Holdings"), the Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested.

                 1.2 Annual Audits. Promptly following the execution of this Agreement, the Board of Directors of the Company shall select and retain one of the six largest independent accounting firms in the United States to become the Company's independent accountants. So long as Investors hold at least 40% of Investors' Initial Holdings, the Company's financial statements for each fiscal year ending after the date hereof shall be audited by such accounting firm or such other firm meeting the criteria set forth above as may be selected by the Board of Directors.

                 1.3 Information Rights. So long as Investors own at least 40% of Investors' Initial Holdings, the Company shall deliver to each Investor the following financial statements:

                          (a) As soon as practicable, but in any event within
120 days after the end of each fiscal year of the Company, an audited balance sheet, income statement, and statement of cash flows for such fiscal year, each in reasonable detail;

                          (b) As soon as practicable, but in any event within 30
days after the end of each month of each fiscal year of the Company, an unaudited balance sheet, income statement and statement of cash flows as of the end of such month, each in reasonable detail;

                          (c) Within 30 days prior to the beginning of each
fiscal year, the Company shall provide each Investor with a copy of the Company's operating plan for such fiscal year, which shall (i) include the Company's budget for each quarter of the upcoming fiscal year, (ii) forecast operating profit, cash flow and capital expenditures and (iii) reflect all material changes proposed for the Company's business; and

                          (d) Such other information relating to the financial
condition, business, prospects or corporate affairs of the Company as such Investor may from time to time request.

                 1.4 Key Man Life Insurance. Subject to the 30 day grace period set forth in Section 4.9 of the Securities Purchase Agreement, so long as Investors own at least 40% of Investors' Initial Holdings, the Company shall maintain in effect guaranteed renewable, key man term life insurance policies, each in a policy amount of $2,000,000, insuring the life of Steven S. Myers and the life of Ken Colbaugh. Such policies shall name the Company as the beneficiary. The Company shall not cancel either policy or change the beneficiary of either policy without the express written consent of Investors.

         2. Co-Sale Agreement with Myers.

                 2.1 Sales by Myers. In the event that Myers at any time receives a bona fide offer (a "Purchase Offer") from any person to purchase no less than 15% of the capital stock of the Company owned by him, his spouse, or any trust or family partnership formed by him or his wife for the benefit of themselves or any member or members of their family (collectively, the "Myers Affiliates"), then Myers shall promptly notify each Investor who is a shareholder of the Company of the terms and conditions of such Purchase Offer (the "Offer Notice").

                 2.2 Investors' Sale Rights. Each Investor shall have the right, exercisable upon written notice to Myers within 30 days after receipt of the Offer Notice to participate in the proposed sale of Common Stock pursuant to the terms and conditions of such Purchase Offer. To the extent any Investor exercises such right of participation in accordance with the terms and conditions set forth below, the number of shares of Common Stock which the Myers Affiliates may sell pursuant to such Purchase Offer shall be correspondingly reduced. The right of participation of Investors shall be subject to the following terms and conditions:

                          (a) Each Investor may sell all or any part of that
number of shares of Common Stock equal to the product obtained by multiplying
(i) the aggregate number of shares of Common Stock covered by the Purchase Offer by (ii) a fraction the numerator of which is the number of shares of Common Stock at the time owned by such Investor and the denominator of which is the sum of the number of shares of Common Stock at the time owned by the Myers Affiliates plus the number of shares of Common Stock owned by such Investor.

                          (b) Each Investor shall deliver to Myers for transfer
to the proposed purchaser one or more certificates, properly endorsed for transfer, which represent the number of shares of Common Stock which such Investor elects to sell pursuant to this Section 2.2. Myers shall promptly thereafter remit to such Investor that portion of the sale proceeds to which such Investor is entitled by reason of such Investor's participation in the sale.

                          (c) This Section 2 shall not apply with respect to
sales of shares of Common Stock by any Myers Affiliates to any employee of the Company.

         3. Myers' Take Along Rights. In the event that Myers agrees to sell or exchange (by merger or otherwise) all of the shares of Common Stock held by the Myers Affiliates in a bona fide arm's-length transaction to a person or entity not otherwise affiliated with any Shareholder ("Third Party"), then upon the written demand of Myers (which demand shall contain all of the information provided to be set forth in a notice pursuant to Section 2 above), Investors shall sell to such Third Party all of the shares of Common Stock held by them at the same price and on the same terms and conditions as those applicable to the Myers Affiliates.

         4. Rights Upon Issuance of Additional Securities.

                 4.1 Procedure. So long as any Investor is a shareholder of the Company, if the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock (collectively, "New Shares"), the Company shall first make an offering of such New Shares to such Investor(s) in accordance with the following provisions:

                          (a) The Company shall deliver a notice by certified
mail (the "Notice") to such Investor(s) stating (i) its bona fide intention to offer such New Shares, (ii) the number of such New Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Shares.

                          (b) Each such Investor, may, by written notice to the
Company delivered within 20 days of the receipt of the Notice, elect to purchase, at the price and on the terms specified in the Notice, up to that portion of such New Shares which equals the proportion that the number of shares of Common Stock held by such Investor bears to the total number of shares of Common Stock of the Company then outstanding.

                          (c) The Company may, during the 30-day period
following the expiration of the period provided in Section 3.1(b), offer such New Shares not purchased by Investors to any person or persons at a price not less than, and upon terms no more favorable to such person than those specified in the Notice. If the Company does not enter into an agreement for the sale of such New Shares within such period, or if such agreement is not consummated within 45 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Shares shall not be offered unless first reoffered to Investors in accordance herewith.

                 4.2 Permitted Issuances. The provisions of this Section 3 shall not be applicable to the issuance of New Shares in connection with any merger, consolidation, asset purchase, stock exchange or employee incentive plan.

         5. Investors' Put Option. Shareholders hereby grant to each Investor a put option (the "Put Option") with respect to all shares held now or hereafter by such Investor, which becomes exercisable in the event either the Company or the Shareholders enter into any transaction without the consent of such Investor which involves the sale of the Company, whether pursuant to a merger, consolidation, sale of assets, sale or exchange of stock or otherwise ("Sale Transaction"), in which the per share price received by such Investor (or effectively received in the case of a sale of assets) (the "Sale Price") is less than the per share price paid by such Investor pursuant to the Securities Purchase Agreement, adjusted for any subsequent stock splits, stock dividends or stock combinations (the "Initial Purchase Price"). Upon notice of any Investor's exercise of the Put Option, the Shareholders shall purchase a pro rata (in accordance with such shareholder's stock ownership) portion of the shares of Common Stock tendered by such Investor at a purchase price equal to the Initial Purchase Price multiplied by the number of shares of Common Stock tendered. Such purchase price may be paid contemporaneously with and from funds obtained by the Shareholders in such Sale Transaction.

         6. Voting Agreement.

                 6.1 Election of Directors. So long as each Investor is a shareholder of the Company, (i) such Investor shall vote all of the shares of Series A Common Stock held of record by such Investor to elect to the Company's Board of Directors (A) three directors (the "Common Directors") nominated by the holders of a majority of the outstanding shares of Series A Common Stock, other than shares owned by Investors (a "Majority of the Voting

Shareholders"), and (B) one director nominated with the mutual approval of the Trustee and a Majority of the Voting Shareholders (a "Mutually Agreed Upon Director"); and (ii) each Shareholder shall vote all of the shares of Series A Common Stock held of record by such Shareholder to elect to the Company's Board of Directors (A) one director nominated by the Trustee, in his sole discretion, and (B) the Mutually Agreed Upon Director. The Company shall use its best efforts to ensure that there are no more and no less than five authorized directors at all times. In the event the Trustee and a Majority of the Voting Shareholders are not able to agree upon a person to serve as the Mutually Agreed Upon Director, only four directors shall be elected and there shall be a vacancy on the Board of Directors.

                 6.2 Filling Vacancies on the Board of Directors. In the event any vacancy is created on the Board of Directors, whether through the resignation, death or removal of a Director, such vacancy shall be filled in the same manner as such Director was originally elected.

                 6.3 Board Meetings and Committees. Investors and the Shareholders shall cause the Board of Directors to meet at least once per quarter. The Board of Directors shall at all times provide for a compensation committee and an audit committee and the representative of the Board nominated by the Trustee shall at all times serve on each such committee.

                 6.4 Best Efforts to Cause Articles of Incorporation and Bylaws to be Consistent with this Section 5. The Company and the Shareholders shall at all times ensure that the Company's Articles of Incorporation and Bylaws are not inconsistent with the provisions of this Agreement.

         7. Other Covenants

                 7.1 Distributions. From and after January 1, 1997, the Company shall make cash distributions in the form of dividends to its shareholders, including Investors, no less than annually in an amount at least equal to the "Net For Dividend" amount for the applicable period, computed in a manner consistent with the manner in which the "Net For Dividend" amount was computed in calendar 1994 and 1995. In no event shall any such distribution be made which would (i) leave the Company with inadequate working capital to conduct its business immediately following such distribution, or (ii) violate any provision of any credit agreement or other contract to which the Company is a party or by which the Company is bound.

                 7.2 Compensation of Key Employees. From and after January 1, 1997, Steven S. Myers, Paula K. Myers and Ken Colbaugh shall receive a base salary as set forth on Schedule 7.2 attached hereto and Mr. Colbaugh shall be entitled to receive an incentive bonus as set forth on such Schedule 7.2. Such compensation shall not be materially increased without the unanimous approval of the Board of Directors.

         8. Miscellaneous.

                 8.1 Assignment of Rights. The rights of any Investor under this Agreement may be assigned by such Investor, or any permitted assignee or transferee of such Investor, to any assignee or transferee of shares of Common Stock, provided that the Company is furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such rights are being assigned or transferred within a reasonable time after such assignment or transfer. Notwithstanding the foregoing, an Investor or permitted assignee or transferee shall not assign or transfer any shares of Common Stock or any rights granted under this Agreement to (i) any person or entity which does not meet the requirements of a permitted shareholder of a subchapter S corporation, (ii) any competitor, former or current client of the Company, or (iii) any other person or entity to which the Company has a reasonable objection.

                 8.2 Termination of Rights. The rights of Investors and Myers under this Agreement shall terminate upon the consummation of, and the provisions of Sections 2, 3 and 4 shall not apply with respect to shares of Common Stock sold in an underwritten public offering of the Company's Common Stock.

                 8.3 Prohibited Transfers. Any transfer or purported transfer of any Common Stock in contravention of any provision of this Agreement shall be void and the Company shall take all actions necessary to prevent such transfer from taking place, including imposing stop transfer instructions as to such shares.

                 8.4 Legends. Each certificate representing shares of capital stock of the Company now or hereafter owned by Investors or the Shareholders shall be endorsed with the following legend:

         THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF AN INVESTORS' RIGHTS AGREEMENT. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF STEVEN MYERS & ASSOCIATES, INC.

                 8.5 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

                 8.6 Governing Law. This Agreement shall be interpreted and enforced in accordance with, and its validity and performance shall be governed by, the laws of the State of California without regard to its principles of choice of law.

                 8.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 8.8 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

                 8.9 Notices. Unless otherwise expressly provided herein, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) by telecopier at the number indicated for such party on the signature page to the Stock Purchase Agreement upon receipt of confirmation thereof, (ii) upon personal delivery to the party to be notified or
(iii) four (4) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address or number indicated for such party on the signature page to the Stock Purchase Agreement, or at such other telecopier number or address as such party may designate by advance written notice to the other parties.

                 8.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived only with the written consent of the party against which such amendment or waiver is to be enforced.

                 8.11 Severability. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement or affect the application of such provision to other persons or circumstances, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken from this Agreement and the remainder of this Agreement will have the same force and effect as if such part or parts had never been included herein. Any such finding or invalidity or unenforceability shall not prevent the enforcement of such provision in any other jurisdiction to the maximum extent permitted by applicable law.









                       [REMAINDER OF THIS PAGE LEFT BLANK]













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
        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"INVESTORS"                            THE "COMPANY"

                                       STEVEN MYERS & ASSOCIATES, INC.

/s/ J. CHRISTOPHER LEWIS
-----------------------------------    By:
J. Christopher Lewis, Trustee of          ---------------------------------
the RB Trust Dated June                   Steven S. Myers, President and
28, 1993.                                 Chief Executive Officer

                                       Address:
                                       1301 Dove Street, 7th Floor
/s/ J. CHRISTOPHER LEWIS               Newport Beach, CA 92660
-----------------------------------    Telecopier No.: (714) 975-1624
J. CHRISTOPHER LEWIS
                                       THE "SHAREHOLDERS"

/s/ PATRICK C. HADEN
-----------------------------------
PATRICK C. HADEN

Address:                               ----------------------------------------
300 S. Grand Ave., 29th Floor          Steven S. Myers, Co-trustee of the Steven
Los Angeles, California 90071          Myers and Paula Mathis Revocable Trust,
Telecopier No.: (213) 229-8597         Dated June 24, 1992



                                       -----------------------------------------
                                       Paula K. Myers, Co-trustee of the Steven
                                       Myers and Paula Mathis Revocable Trust,
                                       Dated June 24, 1992

                                       Address:
                                       5 Summit
                                       Irvine, CA 92612
                                       Telecopier No.: (714)_____________



                                       Telecopier No.:

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"INVESTORS"                            THE "COMPANY"

                                       STEVEN MYERS & ASSOCIATES, INC.


-----------------------------------    By: /s/ STEVEN S. MYERS
J. Christopher Lewis, Trustee of          ---------------------------------
the RB Trust Dated June                   Steven S. Myers, President and
28, 1993.                                 Chief Executive Officer

                                       Address:
                                       1301 Dove Street, 7th Floor
                                       Newport Beach, CA 92660
-----------------------------------    Telecopier No.: (714) 975-1624
J. CHRISTOPHER LEWIS
                                       THE "SHAREHOLDERS"


-----------------------------------
PATRICK C. HADEN
                                       /s/ STEVEN S. MYERS
Address:                               ----------------------------------------
300 S. Grand Ave., 29th Floor          Steven S. Myers, Co-trustee of the Steven
Los Angeles, California 90071          Myers and Paula Mathis Revocable Trust,
Telecopier No.: (213) 229-8597         Dated June 24, 1992


                                       /s/ PAULA K. MYERS
                                       -----------------------------------------
                                       Paula K. Myers, Co-trustee of the Steven
                                       Myers and Paula Mathis Revocable Trust,
                                       Dated June 24, 1992

                                       Address:
                                       5 Summit
                                       Irvine, CA 92612
                                       Telecopier No.: (714) 854-4563



                                       Telecopier No.:

                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                               /s/ KENNETH W. COLBAUGH
                               ----------------------------------------------
                               Kenneth W. Colbaugh, Co-trustee of the K. and
                               R. Colbaugh Revocable Trust Dated September
                               1, 1994


                               /s/ ROBIN E. COLBAUGH
                               ----------------------------------------------
                               Robin E. Colbaugh, Co-trustee of the K. and R. Colbaugh Revocable Trust Dated September 1, 1994


                               Address:



                               Telecopier No.:



                               ----------------------------------------------
                               Ronald Hunn, Co-trustee of the Ronald and
                               Linda Hunn Trust Dated February 26, 1990


                               ----------------------------------------------
                               Linda Hunn, Co-trustee of the Ronald and Linda Hunn Trust Dated February 26, 1990

                               Address:



                               Telecopier No.:




                     (SIGNATURES CONTINUE ON FOLLOWING PAGE]

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

                               ----------------------------------------------
                               Kenneth W. Colbaugh, Co-trustee of the K. and
                               R. Colbaugh Revocable Trust Dated September
                               1, 1994



                               ----------------------------------------------
                               Robin E. Colbaugh, Co-trustee of the K. and R. Colbaugh Revocable Trust Dated September 1, 1994


                               Address:



                               Telecopier No.:


                               /s/ RONALD HUNN
                               ----------------------------------------------
                               Ronald Hunn, Co-trustee of the Ronald and
                               Linda Hunn Trust Dated February 26, 1990

                               /s/ LINDA HUNN
                               ----------------------------------------------
                               Linda Hunn, Co-trustee of the Ronald and Linda Hunn Trust Dated February 26, 1990

                               Address:



                               Telecopier No.:




                     (SIGNATURES CONTINUE ON FOLLOWING PAGE]

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
                               /s/ THOMAS F. HEINSHEIMER
                               ----------------------------------------------
                               Thomas F. Heinsheimer, Trustee of the
                               Heinsheimer Living Trust Dated July 17, 1968

                               Address:


                               Telecopier No.:



                               ----------------------------------------------
                               JOHN W. MONTGOMERY

                               ----------------------------------------------
                               DIAN Y. MONTGOMERY


                               Address:



                               Telecopier No.:


                               ----------------------------------------------
                               CHARLES A. CULLIAN

                               Address:


                               Telecopier No.:




                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                               ----------------------------------------------
                               Thomas F. Heinsheimer, Trustee of the
                               Heinsheimer Living Trust Dated July 17, 1968

                               Address:


                               Telecopier No.:



                               /s/ JOHN W. MONTGOMERY
                               ----------------------------------------------
                               JOHN W. MONTGOMERY



                               /s/ DIAN Y. MONTGOMERY
                               ----------------------------------------------
                               DIAN Y. MONTGOMERY

                               Address:


                               Telecopier No.:


                               ----------------------------------------------
                               CHARLES A. CULLIAN

                               Address:


                               Telecopier No.:




                     (SIGNATURES CONTINUE ON FOLLOWING PAGE]

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

                               ----------------------------------------------
                               Thomas F. Heinsheimer, Trustee of the
                               Heinsheimer Living Trust Dated July 17, 1968

                               Address:


                               Telecopier No.:



                               ----------------------------------------------
                               JOHN W. MONTGOMERY

                               ----------------------------------------------
                               DIAN Y. MONTGOMERY


                               Address:



                               Telecopier No.:


                               /s/ CHARLES A. CULLIAN
                               ----------------------------------------------
                               CHARLES A. CULLIAN

                               Address:


                               Telecopier No.:




                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

/s/ MARGARET S. COLLART                        /s/ RICHARD E. COLLART
----------------------------------             ---------------------------------
Margaret S. Collart                            Richard E. Collart, Trustee of
                                               the Collart Family Trust


                                               Address:


                                               Telecopier No.:



                                               ---------------------------------
                                               KENNETH M. WISEHART

                                               ---------------------------------
                                               HOLLY ANN WISEHART

                                               Address:

                                               Telecopier No.:


                                               ---------------------------------
                                               AJAYKUMAR K. PATEL

                                               ---------------------------------
                                               ELIZABETH ANN STILLMAN
                                               Address:


                                               Telecopier No.:

                                          /s/ RICHARD E. COLLART
                                          --------------------------------------
                                          Richard E. Collart, Co-trustee of the
                                          Collart Family Living Trust


                                          /s/ MARGARET S. COLLART
                                          --------------------------------------
                                          Margaret S. Collart, Co-trustee of the
                                          Collart Family Living Trust


                                          Address:


                                          Telecopier No.:



                                          --------------------------------------
                                          KENNETH M. WISEHART


                                          --------------------------------------
                                          HOLLY ANN WISEHART

                                          Address:

                                          Telecopier No.:


                                          --------------------------------------
                                          AJAYKUMAR K. PATEL


                                          --------------------------------------
                                          ELIZABETH ANN STILLMAN

                                          Address:

                                          Telecopier No.:

                                          --------------------------------------
                                          Richard E. Collart, Co-trustee of the
                                          Collart Family Living Trust


                                          --------------------------------------
                                          Margaret S. Collart, Co-trustee of the
                                          Collart Family Living Trust

                                          Address:


                                          Telecopier No.:


                                          /s/ KENNETH M. WISEHART
                                          --------------------------------------
                                          KENNETH M. WISEHART


                                          /s/ HOLLY ANN WISEHART
                                          --------------------------------------
                                          HOLLY ANN WISEHART


                                          Address:


                                          Telecopier No.:


                                          /s/ AJAYKUMAR K. PATEL
                                          --------------------------------------
                                          AJAYKUMAR K. PATEL

                                          /s/ ELIZABETH ANN STILLMAN
                                          --------------------------------------
                                          ELIZABETH ANN STILLMAN

                                          Address:

                                          Telecopier No.:




                                       11